UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Schedule 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

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CBM BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 10, 2020

Dear Fellow Stockholder:

The 2020 Annual Meeting of Stockholders of CBM Bancorp, Inc. will be held at the Main Office of Chesapeake Bank of Maryland, 2001 East Joppa Road, Baltimore, Maryland, on May 13, 2020, at 10:30 a.m., Eastern Time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted. Also enclosed for your review is our 2019 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

It is particularly important that you be represented by proxy at the Annual Meeting regardless of the number of shares you own. Due to recent health and travel concerns associated with the Coronavirus disease (COVID-19), we request that you not attend the Annual Meeting.

If you expect to attend the Annual Meeting in person, please call Joseph Solomon by 3:00 p.m., Eastern Time, on May 12, 2020, to advise us of your plans.

PLEASE VOTE YOUR PROXY BEFORE THE ANNUAL MEETING. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. ALTERNATIVELY, YOU CAN VOTE ONLINE AT WWW.VOTEPROXY.COM, OR VOTE BY CALLING 1-800-776-9437. This will assure that your vote is counted.

Your support of and interest in our Company are sincerely appreciated.

Sincerely,

William J. Bocek, Jr.	Joseph M. Solomon
Chairman	President

CBM BANCORP, INC.
2001 EAST JOPPA ROAD

BALTIMORE, MARYLAND 21234

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2020

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of CBM Bancorp, Inc. (the “Company”) will be held at the Main Office of Chesapeake Bank of Maryland, 2001 East Joppa Road, Baltimore , Maryland, on May 13, 2020, at 10:30 a.m., Eastern Time, for the following purposes:

1.	To elect two directors, each to serve a three-year term;

2.	To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s Bylaws, the Board of Directors has fixed the close of business on April 3, 2020, as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, YOU CAN VOTE ONLINE OR BY TELEPHONE. YOU SHOULD HAVE THE PROXY CARD AVAILABLE IF USING THE INTERNET OR TELEPHONE VOTING METHODS AS IT CONTAINS IMPORTANT INFORMATION FOR LOGGING INTO THE VOTING SYSTEMS AND COMPLETING YOUR PROXY.

YOU MAY REVOKE YOUR PROXY BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR BROKER TO VOTE IN PERSON AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Philip E. Logan Corporate Secretary

Baltimore, Maryland
April 10, 2020

Important Notice Regarding Internet
Availability of Proxy Materials
For the Stockholder Meeting to be
Held on May 13, 2020
This Notice of Annual Meeting, the Proxy Statement
and Proxy Card, and the Annual Report to Stockholders
are available at http://www.astproxyportal.com/22345

PROXY STATEMENT
OF
CBM BANCORP, INC.
2001 EAST JOPPA ROAD
BALTIMORE, MARYLAND

ANNUAL MEETING OF STOCKHOLDERS May 13, 2020

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CBM Bancorp, Inc. (the “Company”) to be used at the Company’s Annual Meeting of Stockholders to be held at the Main Office of Chesapeake Bank of Maryland (the “Bank”), 2001 East Joppa Road, Baltimore, Maryland, on May 13, 2020, at 10:30 a.m., Eastern Time (the “Annual Meeting”). The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about April 10, 2020.

At the Annual Meeting, stockholders will consider and vote upon the election of two directors of the Company, each to serve a three-year term, and the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders the discretionary authority to vote the shares represented by such proxy as determined by a majority of the Board of Directors. The Board of Directors, intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our Common Stock, par value $0.01 per share (the “Common Stock”), as of the close of business on April 3, 2020 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 3,857,308 shares of Common Stock were outstanding. Except as otherwise noted below, each share of Common Stock has one vote on each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. As shown on your proxy card, you may also vote your shares by Internet or telephone voting. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy. If you execute a proxy (by any permitted method) without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” its nominees for directors, and “FOR” the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the proxy will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your shares of Common Stock may be voted by the persons named in the proxy card on the new Annual Meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must advise the Company’s Corporate Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy (executed in writing, telephonically or via the Internet), or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. In order to vote in person at the Annual Meeting, you will need special documentation from your broker, bank or other nominee. Please note that pursuant to the rules that guide how brokers vote your stock, your brokerage firm or other nominee may not vote your shares with respect to the election of directors (Proposal I) without specific instructions from you as to how to vote because it is not considered “routine” matter under the applicable rules. Proposal II is a matter we believe will be considered “routine”; even if the broker or other nominee does not receive instructions from you, the broker or other nominee is entitled to vote your shares in connection with Proposal II.

Vote Required

Business can only be transacted at the Annual Meeting if one-third of the outstanding shares of Common Stock entitled to vote is present, in person or by proxy, at the Annual Meeting. If you execute a valid proxy or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the election of directors (Proposal I), you may vote in favor of the nominee or withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominee receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm (Proposal II), you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on these proposals.

Under rules applicable to broker-dealers, the proposal to ratify the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. The election of directors is considered “non-discretionary” for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be broker non-votes at the Annual Meeting. You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares, or else your shares will be considered broker non-votes.

Limitation on Voting

The Articles of Incorporation provide that in no event will any person who beneficially owns more than 10% of the then-outstanding shares of Common Stock be entitled or permitted to vote any of the shares of Common Stock held in excess of the 10% limit.

Participants in the Company’s Employee Stock Ownership Plan

If you participate in the Company’s Employee Stock Ownership Plan (the “ESOP”), you will receive vote authorization materials which will reflect all the shares that you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each ESOP participant may direct the trustees how to vote the shares of Common Stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is May 6, 2020.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) regarding their ownership. A person is the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power over the shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock, as well as directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)

Chesapeake Bank of Maryland ESOP Trust 2001 East Joppa Road Baltimore, MD 21234	338,174	(2)	8.77%

Directors and executive officers as a group (8 persons)	233,012	(3)	6.04%

(1)	Proposal I – In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire within 60 days of the Record Date.

(2)	The information regarding beneficial ownership of shares held in trust for the benefit of the Chesapeake Bank of Maryland ESOP Trust is reported in a Schedule 13G filed with the SEC on February 12, 2019 by the ESOP. Messrs. Whitty, Bossle, Walker and Ercole serve as trustees for the ESOP Trust. As of the Record Date, 67,326 shares have been allocated to the accounts of participating employees, and 270,848 shares were unallocated. Beneficial ownership of executive officers includes their respective percentage of this allocation. Under the terms of the ESOP, the trustees must vote all allocated shares in the ESOP in accordance with the instructions of participating employees. Unallocated shares and allocated shares not voted are voted in the same ratio on any matter as those shares for which instructions are given. The amount of Common Stock beneficially owned by each individual trustee and by all directors and officers as a group does not include the unallocated shares held by the ESOP Trust.

(3)	See “Proposal I – Election of Directors.”

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members divided into three classes, and such classes are to be as nearly equal in number as possible. The directors are elected for staggered three-year terms, or until their successors are elected and qualified. Annually, approximately one-third of the Board is to be elected.

It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees for the terms indicated. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

The following table sets forth for the nominees, the directors continuing in office and certain executive officers: name, age, the year the individual first became a director or officer of the Bank, the term of office and the number and percentage of shares of Common Stock beneficially owned by each of them as of the Record Date.

	Age at		Term of	Common Stock		Percent
	December	Director	Office	Beneficially		Of
Name	31, 2019	Since	Expires	Owned(1)(2)		Class

BOARD NOMINEES FOR TERM TO EXPIRE IN 2023

Joseph M. Solomon	70	2016	2020	37,977	(3)		*
Glenn C. Ercole	61	2013	2020	23,425	(3)(4)(5)		*

DIRECTORS CONTINUING IN OFFICE

William J. Bocek, Jr.	64	2005	2021	46,282	(3)	1.20%
Francis X. Bossle, Jr.	74	2005	2021	23,425	(4)(5)(6)		*
Benny C. Walker	63	2012	2021	23,425	(3)(4)(5)		*
Gail E. Smith	65	2009	2022	23,425	(3)		*
William W. Whitty, Jr.	68	2009	2022	23,425	(3)(4)(5)		*

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Jodi L. Beal
Executive Vice President/
Chief Financial Officer	49	N/A	N/A	31,688	(3)		*

*	Less than 1%
(1)

For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named persons or group exercise sole voting or investment power over the shares of Common Stock.

(2)

Includes all shares that may be acquired upon the exercise of stock options vesting within 60 days of the Record Date, as follows: Mr. Solomon – 10,000 shares; Mr. Ercole – 4,232 shares; Mr. Bocek – 15,000 shares; Mr. Bossle – 4,232 shares; Mr. Walker – 4,232 shares; Ms. Smith – 4,232 shares; Mr. Whitty – 4,232 shares and Ms. Beal – 6,500 shares. Also includes all shares that may be acquired upon vesting of restricted stock awards within 60 days of the Record Date, as follows: Mr. Solomon – 6,000 shares; Mr. Ercole – 1,693 shares; Mr. Bocek – 7,600 shares; Mr. Bossle – 1,693 shares; Mr. Walker – 1,693 shares; Ms. Smith – 1,693 shares; Mr. Whitty – 1,693 shares and Ms. Beal – 4,000 shares.

(3)	Shares indirectly owned through an IRA account.

(4)

Excludes 270,848 shares held by the Chesapeake Bank of Maryland ESOP Trust, which the reporting person may be deemed to beneficially own due to the reporting person’s service as Trustee of the ESOP Trust. The reporting person disclaims any beneficial ownership interest in the shares held by the ESOP.

(5)

Excludes 169,480 shares held in the 2019 Equity Incentive Plan Trust. Shares held by the 2019 Equity Incentive Plan Trust (whether or not subject to any award) will be voted in the same proportion as the shares held in the ESOP are voted and, in the absence of any such voting, in the manner directed by the Compensation Committee.

(6)	Includes 7,500 shares owned directly and 10,000 shares indirectly owned through an IRA account.

Biographical Information

Set forth below are biographies of the nominees for director, the continuing directors and the executive officers of the Company. These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies, information regarding involvement with certain types of proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to nominate the individual for re-election to the Board in 2020 and that qualify the Continuing Directors to continue to serve on the Board.

Nominees for Director:

Joseph M. Solomon. Mr. Solomon is President and a director of the Company. He joined the Bank as President and Managing Officer in 2016. Prior to joining the Bank, Mr. Solomon had served as President and Chief Executive Officer of Fairmount Bank and its holding company, Fairmount Bancorp, Inc., from 2007 until its sale in 2015. Mr. Solomon also served as a director of HopFed Bancorp, Inc. in Hopkinsville, Kentucky from 2016 to 2017. Mr. Solomon’s 46 years of banking experience and knowledge of the Baltimore, Maryland market make him a valuable asset to the Board of Directors.

Glenn C. Ercole. Mr. Ercole joined the Board of Directors in 2013. Mr. Ercole is a Principal with GCE Real Estate, LLC, a commercial real estate investment firm that he formed in February 2017. Prior to that time, he had served as President of Mackenzie Capital, LLC, which arranged commercial real estate financing. Mr. Ercole’s experience and knowledge make him an important contributor to the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES

Continuing Directors:

William J. Bocek, Jr. Mr. Bocek is Chairman and a director of the Company. He has served as Chairman and Chief Executive Officer of the Bank since 2016. From 2009 to 2016, he also served as President. He served as President and Chief Executive Officer from 2005 to 2009, after having served as Vice President and Chief Financial Officer of the Bank from 1995 to 2005. Mr. Bocek’s 43 years of banking experience, including 22 years at the Bank, knowledge of the Bank and leadership skills make him an integral part of the Board of Directors. Mr. Bocek is also a Certified Public Accountant.

Francis X. Bossle, Jr. Mr. Bossle has served as a director of the Bank since 2005. Mr. Bossle was Executive Vice President of Northstar Mortgage, LLC until his retirement in 2003. Mr. Bossle’s experience and market knowledge make him a valuable contributor to the Board of Directors. Mr. Bossle serves as lead independent director of the Board of Directors.

Benny C. Walker. Mr. Walker joined the Board in 2012. Since 2000, Mr. Walker has been a Principal at the accounting firm of Weyrich, Cronin, and Sorra, Chartered. Mr. Walker is a Certified Public Accountant. Mr. Walker’s accounting background and market knowledge make him a valuable contributor to the Board of Directors.

Gail E. Smith. Mrs. Smith retired as Executive Vice President and Chief Operating Officer of the Bank in 2016, having served since 2007. Mrs. Smith’s knowledge of the Bank and its market and customers make her a valuable contributor to the Board of Directors. Mrs. Smith joined the Board in 2009.

William W. Whitty, Jr. Mr. Whitty has served as a director since 2009. Since 2003, Mr. Whitty has been Senior Vice President/Principal of Mackenzie Commercial Real Estate Services, LLC, a commercial real estate sales and leasing company. Mr. Whitty’s industry experience and market knowledge make him a valuable contributor to the Board of Directors.

Executive Officer Who Is Not a Director:

Jodi L. Beal. Ms. Beal is Executive Vice President and Chief Financial Officer of the Company. She joined the Bank as Executive Vice President and Chief Financial Officer in 2016. She had previously served as Vice President of Finance at Atlantic Financial Federal Credit Union from 2015 to 2016 and as Vice President and Chief Financial Officer of Fairmount Bancorp, Inc. and Fairmount Bank from 2009 to 2015. Ms. Beal is also a Certified Public Accountant.

CORPORATE GOVERNANCE

Board Independence

The Board of Directors has determined that each of our directors, with the exceptions of Chairman and executive officer William J. Bocek, Jr. and President Joseph M. Solomon, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Bocek and Solomon are not independent because they are also our executive officers. In determining the independence of the other directors, the Board of Directors considered the various deposit and other relationships of directors and concluded that these did not affect their independence. Independent Board members met in executive session without management present four times during the year ended December 31. 2019.

Code of Ethics for Senior Officers

The Company has adopted a Code of Conduct that applies to all of the Company’s and the Bank’s directors, officers and other employees. The Code of Conduct also serves as the Company’s Code of Ethics for Senior Financial Officers. The Code of Conduct is available on our website at www.chesapeakebank.com. Amendments to and waivers from the Code of Ethics for Senior Financial Officers will also be disclosed on our website.

It is expected that all directors, officers and employees act in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Board Leadership Structure and Risk Oversight

The Board of Directors currently combines the position of Chairman of the Board with the position of an executive officer, coupled with a lead independent director position to further strengthen the Company’s corporate governance structure. Francis X. Bossle, Jr. serves as our lead independent director. The Board of Directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman of the Board and executive officer positions fosters clear accountability, effective decision-making, and alignment on corporate strategy. The Board of Directors believes its administration of its risk oversight function is enhanced by the Board’s leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors after Board meetings, as needed, and the Compensation Committee conducts performance evaluations of the Chairman of the Board.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within the Company as well as through internal and external audits. Risks relating to the direct operations of the Bank are further overseen by the Board of Directors of the Bank, who are the same individuals who serve on the Board of Directors of the Company. The Board of Directors of the Bank also has additional committees that conduct risk oversight separate from the Company. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management meets regularly to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board provide independent oversight of the Company’s management and affairs.

References to our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of Common Stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our Common Stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. No executive officer, director or 10% beneficial owner of our shares of Common Stock failed to file ownership reports for 2019 on a timely basis.

Director Attendance

The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2019, the Board of Directors met a total of 12 times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he served during the year ended December 31, 2019. The Board encourages, but does not require, directors to attend annual meetings of stockholders. All the directors attended the 2019 Annual Meeting of stockholders.

Committees of the Board of Directors

The Board of Directors has established standing committees, including a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. The table below sets forth the members of each of the listed standing committees.

Nominating and Corporate Governance	Compensation	Audit
Francis X. Bossle, Jr.* Benny C. Walker William W. Whitty, Jr.	William W. Whitty, Jr.* Francis X. Bossle, Jr. Benny C. Walker Glenn C. Ercole	Benny C. Walker* Francis X. Bossle, Jr. Glenn C. Ercole William W. Whitty, Jr.

* Denotes committee chair.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2019. The Board of Directors has adopted a written nominating committee charter for the Nominating and Corporate Governance Committee that is available on the “Investor Relations” page of the Company’s website, www.chesapeakebank.com. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by stockholders in selecting Board nominees are evaluated.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws will be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Company’s Secretary. To be timely, a stockholder’s notice shall be delivered or mailed to and received at the principal executive office of the Company not less than 90 days before the date of the meeting; provided, however, that if less than 100 days’ prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder’s notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Company’s books, of such stockholder, (B) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder, and (C) a statement disclosing (1) whether such stockholder or any nominee thereof is acting with or on behalf of any other person and (2) if applicable, the identity of such person.

These requirements apply to all stockholder proposals and nominations, without regard to whether the proposals or nominations are required to be included in the Company’s proxy statement or form of proxy.

The Bylaws define the term “public disclosure” to mean disclosure (i) in a press release issued by a nationally recognized news service, (ii) in a document publicly filed or furnished by the Company with the SEC, or (iii) on a website maintained by the Company.

Public disclosure of the date of the Annual Meeting was made on the Company’s website on March 18, 2020. To be timely under the Bylaws, nominations by any stockholder eligible to vote at the Annual Meeting must have been received by the Company not later than the close of business on the tenth day following the date on which public disclosure was made, or March 28, 2020.

Compensation Committee. The Compensation Committee oversees the Company’s executive compensation and benefit policies and practices. The Committee met five times during the 2019 fiscal year. The Board of Directors has adopted a written Compensation Committee Charter for the Compensation Committee that is available on the “Investor Relations” page of the Company’s website, www.chesapeake.com.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of executive officers. No executive officer participates with respect to decisions on his or her compensation. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

The Compensation Committee’s goal is to determine appropriate compensation levels that will enable the Company to: (i) attract, retain and motivate an experienced, competent executive management team; (ii) reward the executive management team for the enhancement of stockholder value based on our annual performance and the market price of our stock; (iii) provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and (iv) maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of the Company. The Compensation Committee also considers the recommendations of senior management with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation. However, the Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Audit Committee. The Audit Committee is responsible for overseeing the accounting and financial reporting processes and the audits of the financial statements of the Company. The Committee met four times in fiscal year 2019. The Board of Directors has adopted a written audit committee charter for the Audit Committee that is available on the “Investor Relations” page of the Company’s website, www.chesapeakebank.com.

Audit Committee Financial Expert. The Board of Directors has determined that Benny C. Walker is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the SEC. Mr. Walker is considered an independent director, under the rules of The Nasdaq Stock Market, including the specific independence requirements for audit committee members.

EXECUTIVE COMPENSATION

The following table sets forth for the year ended December 31, 2019, certain information as to the total remuneration paid to the principal executive officer and the two other most highly compensated executive officers whose total compensation exceeded $100,000 for the most recent year (the “Named Executive Officers”).

Name and principal position	Fiscal Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Nonqualified deferred compensation earnings	All other compensation		Total
Joseph M. Solomon	2019	$150,000	$2,885	$402,000	$167,500	$—	$34,513	(2)	$756,898
President	2018	150,732	30,000	—		—	38,001	(2)	218,733
William J. Bocek, Jr.	2019	208,320	4,006	509,200	251,250	38,800	62,083	(3)	1,073,659
Chairman	2018	209,925	40,000	—	—	36,604	67,994	(3)	354,523
Jodi L. Beal	2019	119,471	2,404	268,000	108,875	—	27,480	(4)	526,230
Executive Vice President/ Chief Financial Officer	2018	119,324	33,528	—	—	—	32,139	(4)	184,991

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options during the fiscal year, with respect to each of the name executive officers. The valuation of the outstanding restricted stock awards is based upon the stock price of $13.40 per share for the Company’s common stock on May 14, 2019, the date of the grant. The valuation of the outstanding stock options is based upon a fair value of $3.35 for each option using the Black-Scholes option pricing model and a dividend yield of 0.0%, expected volatility of $17.08, risk free interest rate of 2.30% and expected lives of 7.00 years. See Notes 12 of the Notes to the Consolidated Financial Statements for the year ended December 31, 2019.
(2)	Consists of contributions under the 401(k) Plan of $6,000 and $7,229 for the matching contributions for the years ended December 31, 2019 and 2018, respectively. Also reflects an allocation valued at $28,513 as of December 31, 2019 and $30,772 as of December 31, 2018 for the shares of Common Stock allocated to Mr. Solomon’s account pursuant to the ESOP for the years ended December 31, 2019 and 2018, respectively.
(3)	Consists of contributions under the 401(k) Plan of $7,371 and $10,311 for the matching contributions for the years ended December 31, 2019 and 2018, respectively. Also reflects an allocation valued at $41,975 as of December 31, 2019 and $40,175 as of December 31, 2018 for the shares of Common Stock allocated to Mr. Bocek’s account pursuant to the ESOP for the years ended December 31, 2019 and 2018, respectively. Also includes a vehicle allowance of $12,737 and $17,508 for the years ended December 31, 2019 and 2018, respectively.
(4)	Consists of contributions under the 401(k) Plan of $4,750 and $6,114 for the matching contributions for the years ended December 31, 2019 and 2018, respectively. Also reflects an allocation valued at $22,730 as of December 31, 2019 and $26,025 as of December 31, 2018 for the shares of Common Stock allocated to Ms. Beal’s account pursuant to the ESOP for the years ended December 31, 2019 and 2018, respectively.

Existing Benefit Plans and Agreements

General. The Bank currently provides health care benefits, including medical, dental, disability and group life insurance benefits subject to certain deductibles and copayments, for its full time employees.

401(k) Plan. The Bank maintains a 401(k) Profit Sharing Plan (“401(k) Plan”). Employees who have attained age 18 and completed three months of service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2019, the salary deferral contribution limit was $19,000, provided, however, that a participant over age 50 may contribute an additional $6,000, for a total contribution of $25,000. For 2019 and 2018, the Bank made an annual safe-harbor matching contribution equal to 100% of a participant’s salary deferrals up to 3% of a participant’s annual compensation and a match of 50% of such salary deferral contributions in excess of 3% but not greater than 5% of compensation. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of his or her termination of employment with the Bank. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options offered.

Supplemental Retirement Agreement. The Bank maintains a Supplemental Retirement Plan for the benefit of Mr. Bocek. Benefits payable to Mr. Bocek upon retirement at age 65 or thereafter will be $30,000 per year for 10 years. In the event of a termination of employment following a change in control transaction, Mr. Bocek’s retirement benefits will commence at such time even if prior to attainment of age 65. In the event of termination resulting from disability or death prior to age 65, Mr. Bocek will receive payout of benefits equal to the then accrued liability under the plan which will be less than the normal retirement benefit. The financial reporting expense for the plan for the year-ended December 31, 2019 was $47,951, and the accrued liability of plan benefits as of December 31, 2019 was $200,483.

Employment Agreements. In 2017, the Bank amended and restated its existing employment agreement between the Bank and Mr. Bocek. Under such agreement, Mr. Bocek serves as the Bank’s Chairman and Chief Executive Officer and has a current base salary of $208,320. The term of such agreement is three years and annually such term is subject to renewal by the Bank. In addition to base salary, the executive is entitled to participate in any bonus programs and benefit plans that are made available to management employees, and he will be reimbursed for all reasonable business expenses incurred. The Banks of the Chesapeake, M.H.C. also entered into a similar agreement with Mr. Bocek, provided that benefits under such agreement will not duplicate the benefits provided by the Bank. Upon the completion of the reorganization, the Company assumed the obligations of the employment agreement between Mr. Bocek and the Banks of the Chesapeake, M.H.C.

In the event of an executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of the executive’s resignation for “good reason,” the executive will receive a severance payment equal to the base salary (in effect at the date of termination) that the executive would have earned during the remaining term of the employment agreement. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, executive will also continue to participate in any compensation and benefit plans of the Bank that provide medical, dental and life insurance coverage, and payment equal to the additional cash bonus and retirement benefits that would have been earned by the executive during the remaining term of the agreement (or the date of death, if earlier), under terms and conditions no less favorable than the most favorable terms and conditions provided to senior executives of the Bank during the same period. If the Bank cannot provide such coverage or participation because executive is no longer an employee, the Bank will provide executive with comparable coverage on an individual policy basis or the cash equivalent. For purposes of the agreement, resignation for “good reason” is defined as: (i) a material reduction in executive’s responsibilities or authority in connection with his employment with the Bank, including a requirement that the executive report to any person other than the directly to the Bank’s Board of Directors; (ii) assignment to executive of duties of a non-executive nature or duties for which he is not reasonably equipped by his skills and experience; (iii) failure of executive to be nominated or re-nominated to the Board to the extent executive is a Board member prior to the effective date of the agreement; (iv) a reduction in salary or benefits contrary to the terms of this agreement, or, following a change in control as defined in the agreement, any reduction in salary or material reduction in benefits below the amounts executive was entitled to receive prior to the change in control; (v) termination of incentive and benefit plans, programs or arrangements, or reduction of executive’s participation, that is not applicable to other similarly situated participants and to such an extent as to materially reduce their aggregate value below their aggregate value as of the effective date; (vi) a requirement that executive relocate his principal business office or his principal place of residence outside of the area consisting of a thirty-five (35) mile radius from the current main office of the Bank, (vii) or the assignment to executive of duties that would reasonably require such a relocation; (viii) liquidation or dissolution of the Bank; or (ix) a material breach of the agreement by the Bank.

If the executive’s employment terminates involuntarily within one year following a change in control of the Company or the Bank (other than for cause, disability or death) or in the event of voluntary resignation for “good reason” occurs on or within one year after the effective date of a change in control of the Company, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times executive’s average taxable compensation (as reported on IRS Form W-2) over the five (5) most recently completed calendar years (or years of employment, annualized for partial years of employment, if less than five), ending with the year immediately preceding the effective date of the change in control. Such payment will be payable in a lump sum within 10 days following the executive’s date of termination. Following termination of employment, executive will also continue to participate in any benefit plans of the Bank that provide medical, dental and life insurance coverage upon terms no less favorable than the most favorable terms provided to senior executives. If the Bank cannot provide such coverage because executive is no longer an employee, the Bank will provide executive with comparable coverage on an individual basis or the cash equivalent. The medical, dental and life insurance coverage provided shall cease upon the earlier of: (i) executive’s death; (ii) executive’s employment by another employer other than one of which he is the majority owner; or (iii) thirty-six (36) months after his termination of employment. In the event the payments and benefits payable to the executive upon a change in control resulted in an excess parachute payment, then under the Bank agreement, the severance benefit would be reduced to an amount that would avoid the occurrence of an excess parachute payment. The Company’s agreement does not include such a severance payment reduction. As such, a portion of severance compensation to be paid to the executive could exceed amounts deductible in accordance with Section 280G of the Internal Revenue Code of 1986, as amended. If executive becomes liable, in any taxable year, for the payment of an excise tax under Section 4999 of the Code, the Company shall pay executive (i) an amount equal to the excise tax for which executive is liable under Section 4999 of the Code, (ii) the federal, state, and local income taxes, and interest if any, for which executive is liable on account of the payments pursuant to item (i), and (iii) any additional excise tax under Section 4999 of the Code and any federal, state and local income taxes for which Executive is liable on account of payments made pursuant to items (i) and (ii).

In addition, should the executive become disabled, he will be entitled to disability benefits as follows: the Bank will make disability payments on a monthly basis commencing on the first day of the month following the effective date of executive’s termination of employment due to disability and ending on the earlier of: (A) the date he returns to full-time employment at the Bank in the same capacity as he was employed prior to his termination for disability; (B) his death; (C) his attainment of age 65; or (D) the last date of the term of this agreement had executive’s employment not terminated by reason of disability; provided, however, in the event of subparagraphs (C) and (D), such disability payments shall not be made for a period of less than twelve (12) months. The Bank will reduce disability payments by the amount of any short- or long-term disability benefits payable to executive under any other disability programs sponsored by the Bank. In addition, during any period of disability payments from the Bank during executive’s disability, the Bank will continue to provide executive and his dependents, to the greatest extent possible, with continued coverage under all benefit plans (including, without limitation, retirement plans and medical, dental and life insurance plans) in which executive and/or his dependents participated prior to his disability on the same terms as if he had remained actively employed by the Bank. In the event of an executive’s death while employed, the executive’s estate or beneficiary will be paid his base salary for 60 days following death.

Upon any termination of employment that would entitle the executive to a severance payment (other than a termination in connection with a change in control), the executive will be required to adhere to one-year non-competition and non-solicitation covenant.

In 2017, the Bank and the Banks of the Chesapeake, M.H.C. entered into similar employment agreements with Mr. Solomon. In accordance with such agreements, Mr. Solomon serves as the President and Managing Officer of the Bank and the Company. Mr. Solomon’s current base salary under such agreements is $150,000. Upon the completion of the reorganization, the Company assumed the obligations of the employment agreement between Mr. Solomon and Banks of the Chesapeake, M.H.C.

In addition, in 2017, the Bank and the Banks of the Chesapeake, M.H.C. entered into employment agreements with Ms. Jodi L. Beal. In accordance with such agreements, Ms. Beal serves as the Executive Vice President, Chief Financial Officer and Treasurer of the Bank and the Company. Ms. Beal’s current base salary under such agreements is $125,000. Ms. Beal’s agreements have a one year term, subject to future renewals. In the event of involuntary termination of employment or resignation for good reason, Ms. Beal would receive severance compensation equal to one year of base salary plus cash bonus, plus continuation of medical benefits for one year. In the event of such termination within one year following a change in control transaction, Ms. Beal would receive severance equal to one year of her five-year average taxable compensation, plus benefits continuation for an eighteen-month period. Upon any termination of employment that would entitle the executive to a severance payment (other than a termination in connection with a change in control), the executive will be required to adhere to a six month non-competition and non-solicitation covenant. Upon the completion of the reorganization, the Company assumed the obligations of the employment agreement between Ms. Beal and the Banks of the Chesapeake, M.H.C.

Equity Stock Incentive Plan. The Company’s 2019 Equity Incentive Plan provides officers, other employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of the Company and the Bank. The Board of Directors and the Compensation Committee believe that the 2019 Equity Incentive Plan is in the best interests of the Company and its stockholders as the Plan provides the Bank with the ability to retain and reward and, to the extent necessary, attract and incentivize its officers, other employees and directors to promote growth, improve performance and further align their interests with those of the Company’s stockholders through the ownership of additional Common Stock of the Company.

Our executive officers and outside directors are eligible to receive awards under the 2019 Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and non-qualified stock options. The exercise price of stock options granted under the 2019 Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee. Stock awards under 2019 Equity Incentive Plan will be granted only in whole shares of Common Stock. All restricted stock and stock option grants will be subject to conditions established by the Compensation Committee that are set forth in the award agreements.

The maximum number of shares of Common Stock that may delivered under the 2019 Equity Incentive Plan pursuant to the exercise of stock options is 10% of the number of shares of Common Stock issued in the reorganization and stock offering (a maximum of 423,200 shares to be subject to stock options) and the maximum number of shares of Common Stock that may be issued as restricted stock is 4.0% of the number of shares of Common Stock issued in the reorganization and stock offering (a maximum of 169,280 shares of restricted stock). Except in the event of death or disability of a participant or upon a change in control, the 2019 Equity Incentive Plan requires a minimum vesting rate for awards of 20% per year, with the first installment vesting on the one-year anniversary of the date of grant.

Each non-employee director who was in the service of the Company immediately following the 2019 Annual Meeting of Stockholders was automatically granted 21,160 stock options, which represents approximately 5.0% of the maximum number of stock options available for grant, and each non-employee director was automatically granted 8,464 restricted stock awards, which represents approximately 5.0% of the maximum number of restricted stock awards available for grant. The maximum number of shares of Common Stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards is 25% of the shares available for grant or award, respectively, under the 2019 Equity Incentive Plan.

The 2019 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

The 2019 Equity Incentive Plan prohibits repricing of stock options, and there will not be any exchange of underwater options for cash or shares without stockholder approval.

Awards granted under the 2019 Equity Incentive Plan are subject to recoupment by the Company if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to recoupment under any other policy adopted by the Company from time to time.

The Company has funded restricted stock awards under the 2019 Equity Incentive Plan through open-market purchases of its Common Stock, which avoided any dilution to current stockholders. The Company may also elect in the future to purchase Common Stock in the open-market for delivery upon the exercise of stock option awards, which will avoid dilution of then current stockholders.

The 2019 Equity Incentive Plan is administered by the members of Compensation Committee of the Board of Directors who are “Disinterested Board Members” as defined in the 2019 Equity Incentive Plan. The Compensation Committee has the authority and discretion to select the persons who will receive the awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the 2019 Equity Incentive Plan; and interpret the 2019 Equity Incentive Plan. The 2019 Equity Incentive Plan also permits the Compensation Committee to delegate all or any portion of its responsibilities and powers.

Outstanding Equity Awards at Fiscal Year-End. The table below sets forth outstanding equity awards at December 31, 2019, to our Named Executive Officers. All equity awards reflected in the table were granted pursuant to the 2019 Equity Incentive Plan.

	Option Awards				Stock Awards
					Number of Shares or Units	Market Value of Shares or Units
	Number of Securities Underlying Unexercised Options		Exercise	Option Expiration	of Stock That Have Not	of Stock That Have
Name	Exercisable	Unexercisable	Price	Date(1)	Vested(1)	Not Vested(2)
William J. Bocek, Jr.	―	75,000	$13.40	May 14,2029	38,000	$536,560
Joseph M. Solomon	―	50,000	$13.40	May 14,2029	30,000	$423,600
Jodi L. Beal	―	32,500	$13.40	May 14,2029	20,000	$282,400

(1)	As more fully described below, stock options and restricted stock awards vest over a five-year period.
(2)	Calculated by multiplying the closing market price of our common stock on December 31, 2019, which was $14.12, by the applicable number of shares of Common Stock subject to the stock awards.

The stock options and restricted stock awards vest over a five-year period, with 20% becoming vested after the completion of one year of service following the date of grant and then 20% percent becoming vested each year of continued service thereafter for the next four years. The exercise price of the stock options equals the fair market value of Common Stock on the date of grant. Notwithstanding the foregoing, these awards would vest fully upon death or disability of the award recipient or upon a change in control of the Company or the Bank.

Any future grants to officers, employees and directors under the 2019 Equity Incentive Plan will be determined in the discretion of the Compensation Committee.

Employee Stock Ownership Plan. In connection with the reorganization, the Bank adopted the ESOP for eligible employees. Employees who are age 18 or older began or will begin participation in the ESOP on the later of the effective date of the reorganization or upon the January 1 or July 1 commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

In the stock offering the ESOP trust purchased, on behalf of the plan, 8% of the total shares sold. The ESOP funded its stock purchase with a loan from the Company equal to the aggregate purchase price of the Common Stock. The loan will be repaid principally through the Bank’s contribution to the ESOP and dividends payable on Common Stock held by the ESOP over the anticipated 10-year term of the loan. The interest rate for the ESOP loan is a fixed rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering.

The ESOP trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the loan is repaid. The ESOP trustee allocates the shares released among participants each plan year on the basis of each participant’s proportional share of compensation relative to all participants. Each participant will be fully vested upon completion of three years of credited service. Each participant who was employed by the Bank prior to the offering will receive credit for vesting purposes for years of service completed prior to the adoption of the ESOP. A participant also will become fully vested automatically in his or her benefit upon normal retirement at or after age 65, death or disability, a change in control, or termination of the ESOP. Generally, a participant will receive a distribution from the ESOP upon separation from service.

The ESOP permits a participant to direct the ESOP trustee as to how to vote the shares of Common Stock allocated to his or her plan account. The ESOP trustee will vote unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide voting instructions, subject to fulfillment of the ESOP trustee’s fiduciary duties.

Under applicable accounting requirements, the Bank records a compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to each participant’s account. The compensation expense resulting from the release of the Common Stock from the suspense account and allocation to plan participants results in a corresponding reduction in the Company’s earnings.

Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of compensation in the year of allocation. Vested benefits are payable in the form of shares of Common Stock and/or cash. The Bank’s contributions to the ESOP are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the ESOP cannot be estimated. Pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718-40, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. The ESOP will terminate in the event of a change in control. For the ESOP plan year ended December 31, 2019, a total of 33,856 shares were allocated as a result of the repayment of $338,560 of ESOP loan principal. The ESOP accounts for Mr. Solomon, Mr. Bocek and Ms. Beal were credited with approximately 1,956 shares, 2,879 shares and 1,559 shares, respectively, as a result of the 2019 ESOP plan year allocation.

Director Compensation

The following table sets forth for the year ended December 31, 2019 certain information as to the total remuneration paid to directors other than Messrs. Bocek and Solomon. Mr. Bocek’s and Mr. Solomon’s compensation, including director’s fees, is set forth in the Summary Compensation Table.

	DIRECTOR COMPENSATION
Name	Fees earned or paid in cash ($)	Non-qualified deferred compensation earnings ($)		Stock Awards (1)	Option Awards (1)	All other compensation ($)	Total ($)
Francis X. Bossle, Jr.	$22,200	$1,768	(2)	$113,418	$70,886	—	$208,272
Glenn C. Ercole	19,000	—		113,418	70,886	—	203,304
Gail E. Smith	17,400	—		113,418	70,886	—	201,704
Benny C. Walker	22,200	—		113,418	70,886	—	206,504
William W. Whitty, Jr.	20,900	—		113,418	70,886	—	205,204

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options during the fiscal year, with respect to each of the named directors. The valuation of the outstanding restricted stock awards is based upon the stock price of $13.40 per share for the Company’s common stock on May 14, 2019, the date of the grant. The valuation of the outstanding stock options is based upon a fair value of $3.35 for each option using the Black-Scholes option pricing model and a dividend yield of 0.0%, expected volatility of $17.08, risk free interest rate of 2.30% and expected lives of 7.00 years. See Note 12 of the Notes to the Consolidated Financial Statements for the year ended December 31, 2019.
(2)	Mr. Bossle is a beneficiary of a split-dollar death benefit policy purchased by the Bank. Upon his death, Mr. Bossle’s estate would receive a benefit of $250,000.

Each of the individuals who serves as a director of the Company also serves as a director of the Bank. Each director, other than our Chairman and our President, receives $1,400 per month from the Bank. No fees are currently paid to directors of the Company.

RELATED PARTY TRANSACTIONS

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by the Bank to our executive officers and directors in compliance with federal banking regulations.

During the year ended December 31, 2019, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms during the year ended December 31, 2019, and were made in compliance with federal banking regulations.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Conduct, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before the Bank.

PROPOSAL II -- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Dixon Hughes Goodman LLP to be the Company’s independent registered public accounting firm for the 2020 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Dixon Hughes Goodman LLP for the Company’s fiscal year ending December 31, 2020. A representative of Dixon Hughes Goodman LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Dixon Hughes Goodman LLP to the Company during fiscal 2018 and 2019:

	Year Ended December 31, 2018	Year Ended December 31, 2019
Audit Fees	$58,013	$102,105
Audit-Related Fees	―	―
Tax Fees	8,508	8,000
Other Fees	88,315	―

Audit Fees. During 2018 and 2019, Audit Fees totaled $58,013 and $102,105, respectively. These fees related to the audit of the annual consolidated financial statements, review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q and fees for accounting consultation and research necessary to comply with generally accepted accounting standards.

Audit-Related Fees. During 2018 and 2019, there were no Audit-Related Fees.

Tax Fees. There were $8,508 and $8,000 in Tax Fees billed to the Company and the Bank by Dixon Hughes Goodman LLP during 2018 and 2019, respectively.

All Other Fees. During 2018, All Other Fees billed to the Company by Dixon Hughes Goodman LLP related primarily to services rendered in connection with the holding company formation and the stock offering. No other fees were billed to the Bank by Dixon Hughes Goodman in 2019.

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee has concluded that performing such services did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s consolidated financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. None of the audit fees, audit related fees and other fees paid in 2018 and 2019 were approved per the Audit Committee’s pre-approval policies, which had not been implemented at the time such fees were paid.

In 2018 and 2019, there were no fees paid to Dixon Hughes Goodman LLP that were not pre-approved by the Audit Committee.

In order to ratify the selection of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the 2020 year, the proposal must receive a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The Board of Directors recommends a vote “FOR” the ratification of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the 2020 year.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s main responsibilities include establishing and reviewing the Company’s internal controls and operating procedures to ensure compliance by the Company with all applicable laws, regulations, generally accepted accounting standards and customary operating procedures and practices. The Audit Committee also monitors the results of examinations by the Company’s independent auditor. During the year ended December 31, 2019, this committee met four times.

For the fiscal year ended December 31, 2019, the Audit Committee: (i) reviewed and discussed the Company’s audited consolidated financial statements with management, (ii) discussed with the Company’s independent auditor, Dixon Hughes Goodman, all matters required to be discussed under the standards of the Public Company Accounting Oversight Board and (iii)     received from Dixon Hughes Goodman LLP written disclosures and the letter regarding Dixon Hughes Goodman LLP’s independence as required by Public Company Accounting Oversight Board, Rule 3526 “Communication with Audit Committee Concerning Independence” and discussed with Dixon Hughes Goodman LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Audit Committee:

Benny C. Walker (Chairman)
Francis X. Bossle, Jr.

Glenn C. Ercole
William W. Whitty, Jr.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting of Stockholders, to held on or about May 12, 2021, all stockholder proposals must be received at the executive office of the Company at 2001 East Joppa Road, Baltimore, Maryland 21234 by December 11, 2020. Stockholder proposals must meet other applicable criteria as set forth in the Bylaws in order to be considered for inclusion in the proxy materials.

Stockholder proposals that are not included in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address in accordance with our Bylaws. To be timely, a stockholder’s notice shall be delivered or mailed to and received at the principal executive office of the Company not less than 90 days before the date of the meeting; provided, however, that if less than 100 days’ prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The Bylaws define the term “public disclosure” to mean disclosure (i) in a press release issued by a nationally recognized news service, (ii) in a document publicly filed or furnished by the Company with the SEC, or (iii) on a website maintained by the Company.

Stockholder proposals must meet other applicable criteria as set forth in the Bylaws in order to be considered at the 2021 Annual Meeting.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary of the Company at 2001 East Joppa Road, Baltimore, MD 21234. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;
●	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter); or
●	not forward the communication if it is a primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, and executive officers to file reports of ownership and changes in their equity securities of the Company with the SEC and to furnish the Company with copies of such reports. To the Company’s knowledge, all of the filings by our directors and executive officers were made on a timely basis during the 2019 fiscal year.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

ANNUAL REPORT ON FORM 10-K

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019, ACCOMPANIES THIS PROXY STATEMENT. SUCH REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

BY ORDER OF THE BOARD OF DIRECTORS

Phillip E. Logan Corporate Secretary

Baltimore, MD

April 10, 2020

ANNUAL MEETING OF STOCKHOLDERS OF

CBM BANCORP, INC.

May 13, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report, proxy statement and proxy card are available at - http://www.astproxyportal.com/ast/22345

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20230000000000001000 9	051320

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. The election of the nominees for director each to serve for a three year term ending in 2023:

☐		NOMINEES:
	FOR ALL NOMINEES	Glenn C. Ercole
Joseph M. Solomon
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 10, 2020 and an Annual Report for the year ended December 31, 2019.

THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR BOTH PROPOSALS PRESENTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS SIGNED PROXY WILL BE VOTED BY THE PROXIES ON SUCH MATTERS AS DETERMINED BY A MAJORITY VOTE OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED THEREIN TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR, WHERE THE NOMINEE(S) IS (ARE) UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

CBM BANCORP, INC.

May 13, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Annual Report, proxy statement and proxy card are available at - http://www.astproxyportal.com/ast/22345
  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230000000000001000 9	051320

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. The election of the nominees for director each to serve for a three year term ending in 2023:

☐		NOMINEES:
	FOR ALL NOMINEES	Glenn C. Ercole
Joseph M. Solomon
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 10, 2020 and an Annual Report for the year ended December 31, 2019.

THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR BOTH PROPOSALS PRESENTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS SIGNED PROXY WILL BE VOTED BY THE PROXIES ON SUCH MATTERS AS DETERMINED BY A MAJORITY VOTE OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED THEREIN TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR, WHERE THE NOMINEE(S) IS (ARE) UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CBM BANCORP, INC.

Proxy for Annual Meeting of Stockholders on May 13, 2020

Solicited on Behalf of the Board of Directors

The undersigned stockholder of CBM Bancorp, Inc. (“CBM”) hereby appoints Francis X. Bossle, Jr. and Gail E. Smith, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of CBM that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Chesapeake Bank of Maryland, 2001 East Joppa Road, Baltimore, Maryland 21234, on May 13, 2020, at 10:30 a.m., local time (the “Annual Meeting”), and at any and all adjournments thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1	14475

SOLICITED ON BEHALF OF THE TRUSTEES OF THE

CHESAPEAKE BANK OF MARYLAND EMPLOYEE STOCK OWNERSHIP PLAN

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2020

To: Participants in the Chesapeake Bank of Maryland Employee Stock Ownership Plan

Date: April 10, 2020

As described in the enclosed materials, your voting instructions are being requested as a participant under the Chesapeake Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) in connection with an upcoming annual meeting of stockholders of CBM Bancorp Inc. (“CBM”). The annual meeting is for the purpose of considering and acting upon the following matters:

(1)	To elect two directors, each to serve a three-year term;

(2)	To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any such other matters.

We hope you will take advantage of the opportunity to direct the manner in which shares of CBM common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a Notice of Annual Meeting of Stockholders, a Proxy Statement, the 2019 Annual Report to Stockholders and an ESOP Voting Instruction Form, which will permit you to direct the voting of the shares allocated to your ESOP account. After you have reviewed these materials, we urge you to direct the voting of your shares held by the ESOP by marking, dating and signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustees in the enclosed envelope so that your instructions are received by May 6, 2020. The ESOP Trustees will certify the totals to CBM for the purpose of having those shares voted.

We urge each of you to vote as a means of participating in the governance of the affairs of CBM. The Board of Directors of CBM recommends a vote “FOR” the election of the nominees for director and “FOR” ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm.

If your voting instructions for the ESOP are not received in a timely manner or are not properly completed or if you abstain from voting, the shares allocated to your account will be voted by the ESOP Trustees, subject to their fiduciary duties, in the same proportions as the ESOP Trustees vote the allocated shares for which they receive timely voting instructions, “FOR” or “AGAINST,” from ESOP participants. While we hope that you will vote in the manner recommended by the Board of Directors of CBM, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please complete the attached Voting Instruction Form and return it to the ESOP Trustees in the enclosed self-addressed and postage pre-paid envelope so that it is received by May 6, 2020. Your voting instructions will be tabulated by the ESOP Trustees and then the ESOP Trustees will vote the shares of common stock held by the ESOP as described above.

Please note that the enclosed materials relate only to those shares that have been allocated to your account under the ESOP. You will receive other proxy solicitation materials for those shares owned by you individually and not under the ESOP.

Trustees for the Chesapeake Bank of Maryland Employee Stock Ownership Plan

 ESOP VOTING INSTRUCTION FORM

CBM BANCORP, INC.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS

MAY 13, 2020

The undersigned hereby instructs the Trustees for the Chesapeake Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) to vote all shares of Common Stock of CBM Bancorp, Inc. (“CBM”) allocated to the undersigned pursuant to the ESOP as of April 3, 2020, at the Annual Meeting of Stockholders, to be held at Chesapeake Bank of Maryland, 2001 East Joppa Road, Baltimore, Maryland 21234, on May 13, 2020, at 10:30 a.m., local time (the “Annual Meeting”), and at any and all adjournments thereof, as follows:

	1. The election of the nominees for director each to serve for a three- year term ending in 2023: Glenn C. Ercole Joseph M. Solomon	FOR ☐ ☐	WITHHOLD ☐ ☐

		FOR	ABSTAIN	AGAINST
	2. To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

THIS VOTING INSTRUCTION FORM IS SOLICITED BY THE ESOP TRUSTEES.

THE BOARD OF DIRECTORS OF CBM RECOMMENDS A VOTE “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS AND “FOR” PROPOSAL 2.

THE SIGNED AND DATED VOTING INSTRUCTION FORM WILL BE VOTED BY THE ESOP TRUSTEES AS DIRECTED, BUT IF YOU DO NOT TIMELY RETURN THIS VOTING INSTRUCTION FORM, IF YOUR INSTRUCTIONS ARE NOT PROPERLY COMPLETED, OR IF YOU ABSTAIN FROM VOTING, THE SHARES ALLOCATED TO YOUR ESOP ACCOUNT WILL BE VOTED BY THE ESOP TRUSTEES ON EACH OF THE PROPOSALS PRESENTED IN THE SAME PROPORTIONS AS THE ESOP TRUSTEES VOTE THE ALLOCATED SHARES FOR WHICH THEY TIMELY RECEIVED VOTING INSTRUCTIONS, “FOR” OR “AGAINST,” FROM ALL ESOP PARTICIPANTS.

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THE SHARES ALLOCATED TO YOUR ESOP ACCOUNT WILL BE VOTED BY THE ESOP TRUSTEES IN A MANNER INTENDED TO REPRESENT THE BEST INTEREST OF PARTICIPANTS IN THE ESOP. AT THE PRESENT TIME, CBM KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please be sure to sign and date this voting instruction form in the box below.	Date

Sign above

^ Detach above, sign, date and mail voting instruction form in postage-paid envelope provided. ^

CHESAPEAKE BANK OF MARYLAND EMPLOYEE STOCK OWNERSHIP PLAN

2001 EAST JOPPA ROAD, BALTIMORE, MARYLAND 21234

The undersigned hereby revokes any and all prior voting instruction forms heretofore given with respect to the shares of CBM Common Stock allocated to his or her ESOP account related to the Annual Meeting.

The undersigned acknowledges receipt from the ESOP Trustees prior to the execution of this voting instruction form of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 10, 2020 and Annual Report on Form 10-K for the year ended December 31, 2019.

Please sign exactly as your name appears on the envelope in which this voting instruction form was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT IT IS RECEIVED BY MAY 6, 2020.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION FORM IN THE ENVELOPE PROVIDED.